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                                                                      Exhibit 21


                SUBSIDIARIES OF REGISTRANT (The Pittston Company)
          (Percentage of Voting Securities 100% unless otherwise noted)


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                                                                            Jurisdiction
                      Company                                              of Incorporation
                      -------                                              -----------------
PITTSTON SERVICES GROUP INC.                                                    VIRGINIA
BRINK'S HOLDING COMPANY                                                         VIRGINIA
        Brink's Home Security, Inc.                                             Delaware
               Brink's Guarding Services, Inc.                                  Delaware
               Brink's Home Security Canada Limited                             Canada
        Brink's, Incorporated                                                   Delaware
               Brink's Antigua Limited [47%]                                    Antigua
               Brink's Express Company                                          Illinois
               Brink's (Liberia) Inc.                                           Liberia
               Brink's Peru, S.A.[4.96%]                                        Peru
               Brink's Redevelopment Corporation                                Missouri
               Brink's St. Lucia [26.3%]                                        B.W. Indies
               Brink's Security International, Inc.                             Delaware
                      Brink's Air Courier Australia Pty. Ltd.                   Australia
                      Brink's Allied Limited (Ireland) [50%]                    Ireland
                             Allied Couriers Limited                            Ireland
                             Brink's Ireland Limited                            Ireland
                      Brink's Arya India Private Limited [40%]                  India
                      Brink's Bolivia S.A. [59%]                                Bolivia
                      Brink's Canada Limited                                    Canada
                             Brink's Security Company Limited                   Canada
                             Brink's SFB Solutions, Ltd.                        Canada
                             2721821 Canada Inc.                                Canada
                      Brink's C.I.S., Inc.                                      Delaware
                      Brink's de Colombia S.A. [45%]                            Colombia
                      Brink's Diamond & Jewelry Services, Inc.                  Delaware
                      Brink's Diamond & Jewelry Services (International
                             1993) Ltd. [BSI 99.9%][BIMGI .1%]                  Israel
                      Brink's Diamond & Jewelry Services S.R.L.                 Italy
                      Brink's Far East Limited [99.9%]                          Hong Kong
                      Brink's HKS Limited [33.33%][33.33% BI]                   Hong Kong
                      Brink's Holland B.V.                                      Netherlands
                             Brink's-Nedlloyd VOF [65% partnership]             Netherlands
                      Brink's International Air Courier, Inc.                   Delaware
                      Brink's International A.G. [50% BSI; 50% BL]              Switzerland
                      Brink's International Management Group, Inc.              Delaware
                      Brink's Israel, Ltd. [70%]                                Israel
                      Brink's Japan Ltd. [51%]                                  Japan
                      Brink's Network, Incorporated                             Delaware
                      Brink's Pakistan (Pvt) Limited [49%]                      Pakistan
                      Brink's Panama, S.A. [49%]                                Panama
                      Brink's Puerto Rico, Inc.                                 Puerto Rico
                      Brink's S.A. [38%][4 shares held by BI]                   France
                      Brink's-Schenker GmbH [50%]                               Germany
                      Brink's Security Transport Singapore Pte. Ltd [60%]       Singapore
                      Brink's Securmark S.p.A. [24.5%]                          Italy
                      Brink's Taiwan Ltd. [50%]                                 Taiwan

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

                      Brink's (Thailand) Limited [40%]                          Thailand
                      Brink's (UK) Limited                                      U.K.
                             Brink's Commercial Services Limited
                                    [399,999 shs. BUK][1 share BI]              U.K.
                  Brink's Diamond & Jewellery Services Limited
                                    [499,999 shs. BUK][1 share BI]              U.K.
                             Brink's Limited [649,999 shs. BUK][1 share BI]     U.K.
                                    Brink's-Gerlach B.V. [60%][5% BH]           Netherlands
                                    Brink's Limited (Bahrain) EC                Bahrain
                                    Brink's (Gibraltar) Limited [99%]           Gibraltar
                                    Brink's Security Limited [99%]              U.K.
                                    Quarrycast Commercial Limited [50% BL]      U.K.
                      Brink's-Ziegler Luxemborg S.A. [50%]                      Luxemborg
                      Brink's-Ziegler S.A. [50%]                                Belgium
                      Custodia Y Translado de Valores, C.A. [15%]               Venezuela
                      Hermes Securitransport S.A. [50.5%]                       Greece
                      S.A. Brink's Diamond & Jewelry Services N.V. [99%]        Belgium
                      S.A. Brink's Europe N.V. [99%]                            Belgium
                      Servicios Brink's S.A. [60.45%]                           Chile
                      Transpar-Participacoes Ltda. [99%; 1% BI]                 Brazil
                             Alarm-Curso de Formacao de Vigilantes, Ltda.[99%]  Brazil
                             Brink's Seguranca Transporte de Valores [99%]      Brazil
                             Brink's Transportes e Despachos Ltda. [99%]        Brazil
                      Transporte de Valores (Brink's Chile) S.A. [60.45]        Chile
               Brink's SFB Solutions, Inc.                                      Delaware
               Security Services (Brink's Jordan) Company Ltd. [45%]            Jordan
               Servicio Pan Americano de Proteccion, S.A. [20%]                 Mexico
        Pittston Finance Company Inc.                                           Delaware
BAX HOLDING COMPANY                                                             VIRGNIA
        BAX Finance Inc.                                                        Delaware
        Burlington Air Express Inc.                                             Delaware
               Burlington Air Express International Inc.                        Delaware
                      BAX Holdings, Inc.                                        Philippines
                             Burlington Air Express Philippines, Inc.           Philippines
                      BAX (Malaysia) Sdn. Bhd.                                  Malaysia
                   Burlington Air Imports (Malaysia) Sdn. Bhd.
                             [40%; 60% bumiputra]                               Malaysia
                      Bax-Transitarios, Lda. [Esc. 4.980.000/BAX Esc. 20.000]   Portugal
                      Burlington Air Express Aktiebolag                         Sweden
                      Burlington Air Express AG                                 Switzerland
                      Burlington Air Express A/S                                Denmark
                      Burlington Air Express B.V.                               Netherlands
                             Burlington Air Express N.V./S.A.                   Belgium
                             Burlington Air Express Pte Ltd.                    Singapore
                      Burlington Air Express (Brazil) Inc.                      Delaware
                      Burlington Air Express (Canada) Ltd.                      Canada
                             797726 Ontario Limited                             Canada
                      Burlington Air Express do Brazil Ltda.                    Brazil
                      Burlington Air Express (Dubai) Inc.                       Delaware
                      Burlington Air Express (France) SARL                      France
                             Burlington Air Express France S.A.                 France
                      Burlington Air Express GmbH                               Germany
                      Burlington Air Express Holdings Pty. Limited              Australia
                             Burlington Air Express (Aust) Pty. Limited         Australia
                                    AFCAB Pty. Limited [11.23%]                 Australia
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


                                    Brisbane Air Freight Forwarders Terminal
                                            Pty Ltd. [20%]                      Australia
                                    Burlington Air Express Cartage Pty.
                                            Limited                             Australia
                      Burlington Air Express (Ireland) Limited
                                           [11 sh./BAX 1 sh.]                   Ireland
                      Burlington Air Express Japan K.K.                         Japan
                      Burlington Air Express Limited [Hong Kong]                Hong Kong
                             CAC China Air Cargo Limited                        Hong Kong
                      Burlington Air Express Mexico, S.A. de C.V.
                                    [49,999 sh./BAX 1 sh.]                      Mexico
                      Burlington Air Express (NZ) Ltd.                          New Zealand
                             Colebrook Brothers Limited                         New Zealand
                             Walsh and Anderson (1991) Limited                  New Zealand
                      Burlington Air Express Services Inc.                      Delaware
                      Burlington Air Express (U.K.) Limited                     U.K.
                             Alltransport Holdings Limited                      U.K.
                                    Alltransport International Group Limited    U.K.
                                    Alltransport Warehousing Limited            U.K.
                                    Burlington Air Express Limited              U.K.
                                    Burlington European Express Limited         U.K.
                                    Burlington Ocean Services Limited           U.K.
                             WTC Air Freight (U.K.) Limited                     U.K.
                      Burlington International Forwarding Ltd. [33%]            Taiwan
                             Burlington Air Express Taiwan Ltd.                 Taiwan
                      Burlington Networks B.V.                                  Netherlands
                      Burlington Networks Inc.                                  Delaware
                      Burlington Air Express S.A.                               Spain
                      Burlington-Transmaso Air Express Lda. (being liquidated)  Portugal
                      Indian Enterprises Inc.                                   Delaware
                             Indian Associates Inc. [40%]                       Delaware
                                    Burlington Air Express India Private
                                         Limited                                India
                      PZS S.r.l. [99% BAXI; 1% BAX)                             Italy
                             CSC Customs and Management Services S.r.l.         Italy
               Burlington Air Imports Inc.                                      Delaware
               Burlington Airline Express Inc.                                  Delaware
               Burlington Land Trading Inc.                                     Delaware
               Highway Merchandise Express, Inc.                                California
               WTC Airlines, Inc.                                               California
               WTC SUB                                                          California
               Westransco Ocean Freight (Holdings) Limited                      Hong Kong
                      Westransco Ocean Freight (Hong Kong) Limited              Hong Kong
                      Westransco Ocean Freight (Japan) Limited                  Japan
                      Westransco Ocean Freight (Taiwan) Limited                 Taiwan
Pittston Administrative Services Inc.                                           Delaware
PITTSTON MINERALS GROUP INC.                                                    VIRGINIA
        Pittston Coal Company                                                   Delaware
               American Eagle Coal Company                                      Virginia
               Appalachian Equipment Rental Corp.                               Delaware
               Heartland Coal Company                                           Delaware
               Maxim Management Company                                         Virginia
               Mountain Forest Products, Inc.                                   Virginia
               Pine Mountain Oil and Gas, Inc.                                  Virginia
               Pittston Acquisition Company                                     Virginia
                      Addington, Inc.                                           Kentucky
                             Ironton Coal Company                               Ohio
                      Appalachian Land Company                                  W. Virginia
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


                      Appalachian Mining, Inc.                                  W. Virginia
                             Molloy Mining, Inc.                                W. Virginia
                      Kanawha Development Corporation                           W. Virginia
                      Vandalia Resources, Inc.                                  W. Virginia
               Pittston Coal Management Company                                 Virginia
               Pittston Coal Sales Corp.                                        Virginia
                      Pittston Coal Terminal Corporation                        Virginia
               Pyxis Resources Company                                          Virginia
                      Heartland Resources, Inc.                                 W. Virginia
                      HICA Corporation                                          Kentucky
                      Holston Mining, Inc.                                      W. Virginia
                      Motivation Coal Company                                   Virginia
                      Paramont Coal Corporation                                 Delaware
                      Pyxis Coal Sales Company                                  Virginia
               Sheridan-Wyoming Coal Company, Incorporated                      Delaware
               Thames Development, Ltd.                                         Virginia
                      Buffalo Mining Company                                    W. Virginia
                      Clinchfield Coal Company                                  Virginia
                      Dante Coal Company                                        Virginia
                      Eastern Coal Corporation                                  W. Virginia
                      Elkay Mining Company                                      W. Virginia
                      Jewell Ridge Coal Corporation                             Virginia
                      Kentland-Elkhorn Coal Corporation                         Kentucky
                      Little Buck Coal Company                                  Virginia
                      Meadow River Coal Company                                 Kentucky
                      Pittston Coal Group, Inc.                                 Virginia
                      Ranger Fuel Corporation                                   W. Virginia
                      Sea "B" Mining Company                                    Virginia
        Pittston Mineral Ventures Company                                       Delaware
               PMV Gold Company                                                 Delaware
                      Pittston Nevada Gold Company Ltd. (50%)                   Delaware
                      MPI Gold (USA) Ltd. (32.7%)                               Nevada
               Pittston Mineral Ventures International Ltd.                     Delaware
               Pittston Mineral Ventures of Australia Pty. Limited              Australia
                      Carbon Ventures Pty. Limited                              Australia
                             International Carbon (Aust.) Pty. Limited          Australia
                      Pittston Australasian Mineral Exploration Pty Limited     Australia
                      Pittston Black Sands of Western Australia Pty Limited     Australia
                      Mining Project Investors Pty Ltd  (32.7%)
The Pittston Company [DELAWARE]                                                 Delaware
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